[LETTERHEAD OF HONDO OIL & GAS COMPANY APPEARS HERE]





     December 22, 1995


     Lonrho Plc
     Thamesedge Ltd.
     4 Grosvenor Place
     London, England SW1X 7DL

     Dear Sirs:

          This Agreement is entered into by and among HONDO OIL & GAS COMPANY, a Delaware corporation ("Hondo"), and its wholly-owned subsidiaries, VIA VERDE DEVELOPMENT COMPANY, a California corporation ("Via Verde"), and NEWHALL REFINING CO., INC., a Delaware corporation ("Newhall"), LONRHO PLC ("Lonrho") and THAMESEDGE LTD. ("Thamesedge"), with reference to:

               (a) Note Purchase Agreement dated November 28, 1988, between Pauley Petroleum Inc. (now Hondo) and Thamesedge, as amended (the "Thamesedge Note Purchase Agreement"), and Note dated November 30, 1988, for $75,000,000 from Pauley Petroleum Inc. to Thamesedge (the "Thamesedge Note");

               (b) Letter agreements dated November 28, 1988 and December 18, 1992 between Hondo and Thamesedge referring to and amending the Thamesedge Note Purchase Agreement and the Thamesedge Note;

               (c) Net Profits Share Agreement dated December 18, 1992, by and among Hondo, Lonrho and Thamesedge (the "Net Profits Share Agreement");

               (d) Amended and Restated Letter Agreement dated December 20, 1991, between the Company and Lonrho (the "Lonrho Loan Agreement") and Notes dated September 1, 1991, for $10 million, November 1, 1991, for $9,000,000, and December 20, 1991, for $13,000,000, from Hondo to
          Lonrho (the "Lonrho Notes");

               (e) Letter agreement dated December 18, 1992 between Hondo and Lonrho referring to and amending the Lonrho Loan Agreement and the Lonrho Notes;

               (f) Amended and Restated Guaranty of Robert O. Anderson dated June 20, 1991, and Amendment to Amended and Restated Guaranty of Robert O. Anderson dated December 20, 1991, guaranteeing the payment of the Lonrho Notes described in paragraph (d), above (the "Anderson Guaranty");

               (g) Note dated April 30, 1993, for $3,000,000 from Via Verde to Lonrho (the "Via Verde Note"), secured by Deed of Trust dated recorded

                                          1









     Lonrho Plc and Thamesedge, Ltd.
     December 22, 1995
     Page 2


          as Instrument No. 93-840817 in the Real Property Records of Los Angeles County, California, (the "Via Verde Mortgage"), guaranteed by Hondo in Guaranty dated April 30, 1993 (the "Hondo Guaranty"), and subject to a letter agreement dated April 30, 1993;

               (h) Note dated June 25, 1993, for $4,000,000 from Hondo to Lonrho (the "Valley Gateway Note"), secured by Deed of Trust dated August 30, 1993, granted by Hondo and Newhall, recorded as Instrument No. 93-2006475 in the Real Property Records of Los Angeles County, California, (the "Valley Gateway Mortgage");

               (i) Letter Agreement dated December 17, 1993, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note;

               (j) Letter Agreement dated November 10, 1994, between Hondo, Via Verde and Newhall, and Lonrho and Thamesedge, restructuring again the above-described indebtedness, amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note, and creating a new $5,000,000 loan facility and a Note therefor dated October 31, 1994 (the "Facility Note");

          The Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note, each as amended, and the Facility Note are collectively referred to herein as the "Lonrho Indebtedness".

          Hondo, Lonrho and Thamesedge have agreed to extend the date of repayment for the Lonrho Indebtedness (i) by changing the mandatory redemption dates on the Thamesedge Note from November 1, 1996, 1997 and 1998, with an amount due on each date equal to one third of the aggregate principal of the Original Notes outstanding at November 1, 1996, plus accrued interest to each redemption date, to November 1, 1997 and 1998, with an amount due on each date equal to one half of the aggregate principal of the Original Notes outstanding at November 1, 1997, plus accrued interest to each redemption date; and (ii) extend the principal repayment date of each of the Lonrho Notes, the Via Verde Note, the Valley Gateway Note and the Facility Note from October 1, 1996 to October 1, 1997.

          Hondo, Via Verde and Newhall, and Lonrho and Thamesedge hereby agree, as follows:

          1. Effective Date. This Agreement shall be effective for all purposes on September 30, 1995.

          2. Amendment of Notes. The Thamesedge Note, the Lonrho Notes (collectively), the Via Verde Note, the Valley Gateway Note and the Facility Note each will be amended as provided, respectively, in Exhibits A, B, C, D and E to this Agreement. Hondo and Via Verde, as applicable, will execute the note amendments, Lonrho and Thamesedge, as applicable,

                                          2









     Lonrho Plc and Thamesedge, Ltd.
     December 22, 1995
     Page 3


     will execute them to acknowledge consent thereto, and the note amendments will be attached to the original notes held by Lonrho or Thamesedge.

          3. Effect on Other Agreements. Except as amended by the note amendments, the terms and provisions of the above-described agreements relating to the Lonrho Indebtedness shall remain in full force and effect, including, without limiting the generality of the foregoing, the Letter Agreements dated December 17, 1993 and November 10, 1994.

          Please confirm that the foregoing correctly sets forth the agreement between us.


     Very truly yours,

     HONDO OIL & GAS COMPANY

     By:  /s/ C.B. McDaniel
          ----------------------------------
          C.B. McDaniel, Secretary & Counsel

     VIA VERDE DEVELOPMENT COMPANY

     By:  /s/ C.B. McDaniel
          ----------------------------------
          C.B. McDaniel, Secretary

     NEWHALL REFINING CO., INC.

     By:  /s/ C.B. McDaniel
          ----------------------------------
          C.B. McDaniel, Secretary

     Confirmed and accepted as of the date first above written:

     LONRHO PLC

     By:  /s/ John F. Price
          --------------------
          John F. Price
          Authorized signatory


     THAMESEDGE LTD.

     By:  /s/ John F. Price
          --------------------
          John F. Price
          Authorized signatory


                                          3











                                      Exhibit A
                                   Thamesedge Note


          This Note Amendment dated September 30, 1995 amends that certain 13 1/2% Senior Subordinated Note due 1998 dated November 28, 1998 in the original principal amount of US $75,000,000, from Pauley Petroleum Inc. (now Hondo Oil & Gas Company), to Thamesedge Ltd., as amended by Note Amendments dated September 30, 1993 and September 30, 1994 (the "Original Note"), and is attached to the Original Note. Effective on September 30, 1995, the Original Note is amended as follows:

          1. Principal Amount. The principal amount of the Original Note now owing is US $__________.

          2. Principal Repayment. The mandatory Redemption dates on the Original Note are amended to November 1, 1997 and November 1, 1998, with an amount due on each date equal to one half of the aggregate principal of the Original Note outstanding at November 1, 1997, plus interest accrued to each redemption date.

          3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 22, 1995, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Thamesedge Ltd.

                                        HONDO OIL & GAS COMPANY



                                        By:_________________________
                                             John J. Hoey, President

          The undersigned hereby acknowledges and consents to this Note
     Amendment.

                                        THAMESEDGE LTD.



                                        By:_________________________
                                             Name: _____________________
                                             Title:______________________
























                                      Exhibit B
                                     Lonrho Notes

          This Note Amendment dated September 30, 1995 amends those certain Promissory Notes dated September 1, 1991, in the original principal amount of US $10,000,000, dated November 1, 1991, in the original principal amount of US $9,000,000, and dated December 20, 1991, in the original principal amount of US $13,000,000, each from Hondo Oil & Gas Company, to Lonrho Plc, as amended by Note Amendments dated September 30, 1993 and September 30, 1994 (the "Original Notes") and is attached to the Original Notes. Effective on September 30, 1995, each of the Original Notes is amended as follows:

          1. Principal Amount. The aggregate principal amount of the Original Notes now owing is US $_____________.

          2. Principal Repayment. The principal of the Original Notes is payable on October 1, 1997.

          4. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 22, 1995, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Thamesedge Ltd. and Lonrho Plc.

                                        HONDO OIL & GAS COMPANY



                                        By:_________________________
                                             John J. Hoey, President

          The undersigned hereby acknowledges and consents to this Note
     Amendment.

                                        LONRHO PLC



                                        By:_________________________
                                             Name: _____________________
                                             Title:______________________
























                                      Exhibit C
                                    Via Verde Note


          This Note Amendment dated September 30, 1995 amends that certain Promissory Note dated April 30, 1993 in the original principal amount of US $3,000,000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993 and September 30, 1994 (the "Original Note") and is attached to the Original Note. Effective on September 30, 1995 the Original Note is amended as follows:

          1. Principal Amount. The principal amount of the Original Note now owing is US $_____________.

          2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or (ii) in ten (10) semi-annual installments, commencing on October 1, 1997.

          5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 22, 1995, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Thamesedge Ltd. and Lonrho Plc.

                                   VIA VERDE DEVELOPMENT COMPANY



                                        By:_________________________
                                             John J. Hoey, President

          The undersigned hereby acknowledges and consents to this Note
     Amendment.

                                        LONRHO PLC



                                        By:_________________________
                                             Name: _____________________
                                             Title:______________________


























                                      Exhibit D
                                 Valley Gateway Note


          This Note Amendment dated September 30, 1995 amends that certain Promissory Note dated June 25, 1993 in the original principal amount of US $3,000,000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993 and September 30, 1994 (the "Original Note") and is attached to the Original Note. Effective on September 30, 1995 the Original Note is amended as follows:

          1. Principal Amount. The principal amount of the Original Note now owing is US $_____________.

          2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or (ii) in ten (10) semi-annual installments, commencing on October 1, 1997.

          5. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 22, 1995, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Thamesedge Ltd. and Lonrho Plc.

                                        HONDO OIL & GAS COMPANY



                                        By:_________________________
                                             John J. Hoey, President

          The undersigned hereby acknowledges and consents to this Note
     Amendment.

                                        LONRHO PLC



                                        By:_________________________
                                             Name: _____________________
                                             Title:______________________

























                                      Exhibit E
                                    Facility Note

          This Note Amendment dated September 30, 1995 amends that certain Promissory Note dated October 31, 1994, in the original principal amount of US $5,000,000 from Hondo Oil & Gas Company, to Lonrho Plc (the "Original Note") and is attached to the Original Note. Effective on September 30, 1995, the Original Note is amended as follows:

          1. Principal Amount. The aggregate principal amount of the Original Notes now owing is US $_____________. There remains US$_____________ of principal on this note which has not been advanced to the borrower as of September 30, 1995.

          2. Principal Repayment. The principal of the Original Note is payable on October 1, 1997.

          4. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 22, 1995, by and among Hondo Oil & Gas Company, Via Verde Development Company, Newhall Refining Co. Inc., Thamesedge Ltd. and Lonrho Plc.

                                        HONDO OIL & GAS COMPANY



                                        By:_________________________
                                             John J. Hoey, President

          The undersigned hereby acknowledges and consents to this Note
     Amendment.

                                        LONRHO PLC



                                        By:_________________________
                                             Name: _____________________
                                             Title:______________________